DCI USA, INC

STOCK OPTION AGREEMENT

THIS AGREEMENT, made as of this day of February, 2007, by DCI USA, Inc., a Delaware corporation (hereinafter called the “Company”), with Alon Segev (hereinafter called the “Holder”):

The Company has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder, with respect to the Agreement entered into between the Company and Senergy Ltd., on January 28, 2007.

NOW, THEREFORE, the Company hereby grants to the Holder as of the date hereof an option (the “Option”) to purchase all or part of three million (3,000,000) shares of Common Stock of the Company, par value $.001 per share, at a price per share of ten cents ($.10) for the purchase of up to one million (1,000,000) shares, fifteen cents ($.15) per share for the purchase of shares past the first million and up to a second million shares , and twenty cents ($.20) per share for the purchase of shares past the second million and up to a third million shares, which prices are not less than the fair market value of a share of Common Stock on the date hereof and upon the following terms and conditions:

1. The Option shall continue in force through February __ 2010 (the “Expiration Date”), unless sooner terminated as provided herein. The Option is immediately exercisable as to the entire number of shares subject hereto.

2. In the event that the relationship between Company and Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of this agreement, be exercised (to the extent that the Holder was entitled to do so at the termination of the relationhip) at any time after such termination, but not after the Expiration Date. Nothing in this Agreement shall confer upon the Holder any right to continue in the service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate the relationship at any time.

3. (a) The Holder may exercise the Option with respect to all or any part of the shares purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 7 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, including for that purposes Options granted by this Agreement. In such event fair market value should be determined pursuant to the Plan.

(b) Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

4. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose reasonable determination shall be conclusive.

5. This Option shall, during the Holder’s lifetime, be exercisable only by the Holder, and neither this Option nor any right hereunder shall be transferable by the Holder, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

6. Neither the Holder nor in the event of the Holder’s death, any person entitled to exercise the rights of the Holder hereunder, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or the Holder’s estate, as the case may be.

7. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, 8 Bond Street, Great Neck, New York 11021, and any notice to the Holder shall be addressed to the Holder at the address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

8.  The Holder by his acceptance hereof, covenants and agrees that the Options are being acquired as an investment and not with a view to the distribution thereof. Each certificate representing Common Shares and any of the other securities issuable upon exercise of an Option (collectively, the “Option Shares”) shall bear the following legend unless (i) the Options or Option Shares are distributed to the public or sold to the underwriters for distribution to the public pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Act”), or (ii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASON-ABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

9.  In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Board, or if one had been appointed, a Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

DCI USA, Inc.

By:
Name:
Title:

ACCEPTED AND AGREED

Alon Segev

DCI USA, INC

STOCK OPTION AGREEMENT

THIS AGREEMENT, made as of this day of February, 2007, by DCI USA, Inc., a Delaware corporation (hereinafter called the “Company”), with Yoseph Gamliel (hereinafter called the “Holder”):

The Company has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder, with respect to the Agreement entered into between the Company and Senergy Ltd., on January 28, 2007.

NOW, THEREFORE, the Company hereby grants to the Holder as of the date hereof an option (the “Option”) to purchase all or part of three million (3,000,000) shares of Common Stock of the Company, par value $.001 per share, at a price per share of ten cents ($.10) for the purchase of up to one million (1,000,000) shares, fifteen cents ($.15) per share for the purchase of shares past the first million and up to a second million shares , and twenty cents ($.20) per share for the purchase of shares past the second million and up to a third million shares, which prices are not less than the fair market value of a share of Common Stock on the date hereof and upon the following terms and conditions:

1. The Option shall continue in force through February __ 2010 (the “Expiration Date”), unless sooner terminated as provided herein. The Option is immediately exercisable as to the entire number of shares subject hereto.

2. In the event that the relationship between Company and Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of this agreement, be exercised (to the extent that the Holder was entitled to do so at the termination of the relationship) at any time after such termination, but not after the Expiration Date. Nothing in this Agreement shall confer upon the Holder any right to continue in the service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate the relationship at any time.

3. (a) The Holder may exercise the Option with respect to all or any part of the shares purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 7 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, including for that purposes Options granted by this Agreement. In such event fair market value should be determined pursuant to the Plan.

(b) Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

4. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose reasonable determination shall be conclusive.

5. This Option shall, during the Holder’s lifetime, be exercisable only by the Holder, and neither this Option nor any right hereunder shall be transferable by the Holder, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

6. Neither the Holder nor in the event of the Holder’s death, any person entitled to exercise the rights of the Holder hereunder, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or the Holder’s estate, as the case may be.

7. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, 8 Bond Street, Great Neck, New York 11021, and any notice to the Holder shall be addressed to the Holder at the address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

8. The Holder by his acceptance hereof, covenants and agrees that the Options are being acquired as an investment and not with a view to the distribution thereof. Each certificate representing Common Shares and any of the other securities issuable upon exercise of an Option (collectively, the “Option Shares”) shall bear the following legend unless (i) the Options or Option Shares are distributed to the public or sold to the underwriters for distribution to the public pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Act”), or (ii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASON-ABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

10. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Board, or if one had been appointed, a Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

DCI USA, Inc.

By:
Name:
Title:

ACCEPTED AND AGREED

Yoseph Gamliel

FORM OF NOTICE OF EXERCISE

TO:  DCI USA, Inc.

The undersigned hereby exercises options to purchase __________ shares of Common Stock of DCI USA, Inc. (the “Company”) as provided in the Stock Option Agreement dated as of __________, ___ at $__________ per share, a total of $__________ and makes payment therefor as follows:

To the extent of the balance of the purchase price, the undersigned has enclosed a check payable to the order of the Company for $__________.

A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

The undersigned hereby represents and warrants that it is the undersigned’s present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his or her own account for investment, and not with a view to the distribution of any thereof, and agrees that he or she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

Signature:
Address:

Dated: